UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 25, 2019
Illumina, Inc.
(Exact name of registrant as specified in its charter)

001-35406
(Commission File Number)

Delaware	33-0804655
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

5200 Illumina Way, San Diego, CA 92122
(Address of principal executive offices) (Zip code)
(858) 202-4500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ILMN	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 1, 2018, Illumina, Inc., a Delaware corporation (“Illumina” or the “Company”), PacBio Biosciences of California, Inc., a Delaware corporation, (“PacBio”), and FC Ops. Corp., a Delaware corporation and wholly owned subsidiary of Illumina (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to satisfaction or waiver of the conditions therein, Illumina will acquire PacBio by means of a merger of Merger Sub with and into PacBio (the “Merger”), with PacBio surviving the Merger as a direct wholly owned subsidiary of Illumina.
On September 25, 2019, the Company, PacBio and Merger Subsidiary entered into Amendment No. 1 (the “Amendment”) to the Merger Agreement. The Amendment, among other things, extends the End Time (as defined in the Merger Agreement) to December 31, 2019, subject to the Company’s unilateral right to extend the End Time to March 31, 2020. In addition, the Amendment provides that the Company will make cash payments to PacBio of $6 million on or before each of October 1, 2019, November 1, 2019 and December 2, 2019. If the Company elects to extend the End Time, then the Company will make cash payments to PacBio of $6 million on or before each of January 2, 2020, and March 2, 2020, and a cash payment of $22 million on or before February 3, 2020. PacBio will use these payments, which are collectively referred to as the “Continuation Advances,” to fund its continuing operations. Up to the full amount of the Continuation Advances actually paid to PacBio are repayable without interest if (1) the Merger Agreement is terminated and (2) within two years of termination, PacBio enters into certain change-of-control transactions with a third party or raises at least $100 million in equity or debt financing in a single transaction (with the amount repayable dependent on the amount raised by PacBio).
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Amendment No. 1 to Agreement and Plan of Merger dated as of November 1, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLUMINA, INC.
Date:	September 26, 2019	By:	/s/ Sam A. Samad
		Name:	Sam A. Samad
		Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
10.1	Amendment No. 1 to Agreement and Plan of Merger dated as of November 1, 2018